============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   March 7, 2008
                                                         ----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on March 3, 2008 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:    March 7, 2008                        REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-
































CASE NAME:	REUNION INDUSTRIES, INC.
CASE NUMBER:	07-50727					ACCRUAL BASIS
JUDGE:	A.H.W.SHIFF



UNITED STATES BANKRUPTCY COURT

DISTRICT OF CONNECTICUT

BRIDGEPORT DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING:	 JANUARY 	2008
						    --------   ------
						      MONTH     YEAR



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


\s\ JOHN M. FROEHLICH					CFO
--------------------------------------         -------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY			TITLE


JOHN M. FROEHLICH						FEB 28, 2008
--------------------------------------	     -------------
PRINTED NAME OF RESPONSIBLE PARTY				DATE



PREPARER:


--------------------------------------         -------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY			TITLE



--------------------------------------	     -------------
PRINTED NAME OF RESPONSIBLE PARTY				DATE










						- A-1 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 1
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)
					26-Nov-07		31-Dec-07	31-Jan-08
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   1,121	$    455
Net Receivables			    7,166		    8,116	   7,090
Net Inventory			   12,369		   12,101	  13,517
Other Current Assets		    3,029		    2,624	   1,726
					  -------     	  -------	 -------
		Current		   23,318		   23,962	  22,788

Net Property			    6,300		    6,262	   6,232
Goodwill				   10,994		   10,994	  10,994
CSV policies			    2,200		    2,194	   2,194
Interest in China JV		    3,009		    3,046	   3,110
					  -------		  -------	 -------
		Total			$  45,821		$  46,458	$ 45,318
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    3,629	   3,697
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544			562	     579
Customer Deposits			    4,424		    3,337	   3,094
Accrued Other			    4,272		    3,439	   3,290
					  -------		  -------	 -------
		Current		   12,545		   10,978	  10,671

Secured Debt and interest	   53,418		   55,840	  54,494
Other Liabilities			    3,101		    3,133	   2,768
					  -------		  -------	 -------
		Total Liabilities	   69,064		   69,951	  67,933

Total Equity			  (23,243)		  (23,493)	 (22,615)
					  -------		  -------	 -------

		Total			$  45,821		$  46,458	$ 45,318
					  =======		  =======	 =======



















						- A-2 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

									  Post
								    Petition to    Month of
									31-Dec-07	31-Jan-08
									---------	---------

Net Sales								$  5,150	$  4,025
Cost of Sales:
	Standard Cost						   3,569	   2,928
	Variances & Other						     537	    (103)
									  ------	 -------

	Gross Profit						   1,044	   1,200

Operating Expenses:
	Marketing							     128	     113
	General & Admin						     478	     346
									  ------	 -------

	Operating Profit						     438	     741

Other Income(Expense)						       3	      (6)
Equity in China JV							37	      64
Reorganization exp:
	Professional fees								     (21)
	U.S. Trustee fees								      (8)
	Other
	Adequate Protection Paym't Exp.			    (100)	    (100)
Interest Expense - excluding Adequate
	Protection Payments					    (628)	    (552)
									  ------	 -------

	Profit before tax						    (250)	     118

Income Tax									 0	       0
									  ------	 -------

	Net Income							$   (250)	$    118
									  ======	 =======


















						- A-3 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 3
CASH RECEIPTS AND DISBURSEMENTS
JANUARY 2008
------------------------------------


	Cash - beginning of period excluding
		lock-boxes							$   509,238

	Plus: DIP borrowings						  3,300,000
	Less: Disbursements
		Net payroll							    756,263
		Payroll taxes						    267,537
		Steel purchases - CPI					    455,865
		Other operating 						  1,224,713
		Reorganization:
			Professional fees					     20,792
			U.S. Trustee fees					      8,000
			Adequate Protection Payments			    100,194
										  ---------
							Total			  2,833,364

	Less: Outstanding checks					    520,696
										  ---------
	Cash - end of period						$   455,178
										  =========


	NOTE:
	Cash above does not include amounts in the lock-box accounts for CPI and Hanna as these lock-box receipts are sent directly to Wachovia Bank under the DIP financing facility.



	MEMO ONLY ITEMS:
	Cash Receipts-book:
		Receivable collections					$ 4,879,010
		Non-receivable receipts					      7,783
		Receipts transferred to DIP bank			 (5,176,706)
										 ----------
					MEMO ONLY: Net activity		$  (289,913)
										 ==========


	DIP bank interest/fees charged directly			$   185,652
										 ==========













						- A-4 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 1/4
AGINS OF RECEIVABLES/PAYABLES AND TAX STATUS
AS OF THE DATES SHOWN
---------------------


					Schedule		 As of	 As of
					 Amount		31-Dec-07	31-Jan-08
					--------		---------	---------
ACCOUNTS RECEIVABLE AGINGS:
	0-30				$3,378,574		$3,984,065	$3,771,008
	31-60				 2,215,452		 2,536,228	 2,136,804
	61-90				 1,059,536		 1,125,731	   973,966
	91+				   525,978		   536,881	   281,905
					 ---------		 ---------	 ---------
			Total		 7,179,540		 8,182,905	 7,163,683
	Est. uncollectible	  (101,000)		  (101,000)	  (115,000)
					 ---------		 ---------	 ---------

		Receivables-net	7,078,540		$8,081,905	$7,048,683
					 =========		 =========	 =========


								  As of
								31-Jan-08
								---------
ACCOUNTS PAYABLE:
	0-30							$  773,935
	31-60							   328,689
	61-90							   970,784
	91+							 1,623,399
								 ---------

		Total						$3,696,807
								 =========


					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



PAYROLL TAXES - See attached pages












						- A-5 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 2/4
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
JANUARY 2008
------------

DATE	  REFERENCE 			         CPI         HANNA
PAID	  NUMBER	 CPI       HANNA	  MGT	       MGT	    HQ	       TOTAL
---- ---------- --------  -------  -------   -------  --------  -------
Jan
02			               			                       0.00
03			           				                       0.00
04								                       0.00
07										        0.00
08 94100378339 	4,504.26  16,405.42					   20,909.68
09										        0.00
10 94100599911	      53,053.97   						   53,053.97
11											 0.00
14										        0.00
15 94100878206			   17,292.39  					   17,292.39
16										        0.00
17 94100697915				    13,185.37   18,730.21    20,076.98   51,992.56
18											 0.00
21										        0.00
22										        0.00
23 94100496159		4,085.12  19,550.58					   23,635.70
24 94100920121	      43,774.33						   43,774.33
25										        0.00
28									 	        0.00
29 94100712784			  19,346.81					   19,346.81
30										        0.00
31 94000407465		 54.27	     559.08					      613.35
		   ----------	----------  ---------	---------      --------- ----------
TOTAL		   105,471.95	 73,154.28  13,185.37	18,730.21	20,076.98 230,618.79
		   ==========  ==========  =========	========= 	========= ==========






































						- A-6 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 3/4
PENNSYLVANIA, NORTH CAROLINA AND OHIO WITHHOLDING TAX
JANUARY 2008
------------

DATE	  REFERENCE 			         CPI         HANNA
PAID	  NUMBER	 CPI       HANNA	  MGT	       MGT	    HQ	       TOTAL
---- ---------- --------  -------  -------   -------  --------  -------
Jan
02								                       0.00
03			           				                       0.00
04	PA 46849	5,542.29		2,369.34		4,867.22   12,778.85
07										        0.00
08										        0.00
09										        0.00
10										        0.00
11										        0.00
14										        0.00
15										        0.00
16										        0.00
17										        0.00
18	PA 62420	6,007.70		1,374.26		1,644.38    9,026.34
21										        0.00
22										        0.00
23										        0.00
24									 	        0.00
25										        0.00
28									 	        0.00
29										        0.00
30										        0.00
31 										        0.00
		      ---------    --------  ---------    -------	---------  ---------
TOTAL		      11,549.99	0.00	3,743.60	0.00	6,511.60   21,805.19
		      =========    ========  =========    =======   =========  =========







































						- A-7 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 4/4
ILLINOIS, INDIANA, WISCONSIN AND NEW YORK WITHHOLDING TAX
JANUARY 2008
------------

DATE	  REFERENCE 			         CPI         HANNA
PAID	  NUMBER	 CPI       HANNA	  MGT	       MGT	    HQ	       TOTAL
---- ---------- --------  -------  -------   -------  --------  -------
Jan
02						                                     0.00
03	IL 46487		  1,981.13		    1,662.59	  450.61   4,094.33
04								                      0.00
07										       0.00
08										       0.00
09	IL 44462		    466.48					     466.48
10	IL 90739		  1,596.55					   1,596.55
11										       0.00
14										       0.00
15	WI 00303544588		    517.82		      539.36		   1,057.18
16	IL 92269		  1,233.50					   1,233.50
17	IN 46697							   68.54     68.54
18	IL 61983					    1,630.08		   1,630.08
21				                                                   0.00
22										      0.00
23	IL 70502		  1,899.72					  1,899.72
24									 	      0.00
25										      0.00
28									 	      0.00
29										      0.00
30	IL 32615		  1,889.49					  1,889.49
31	WI 01603572460		    753.31		      423.38		  1,176.69
                     	-----	 ---------	-----	    --------	-------	 ---------
TOTAL			0.00	 10,338.00	0.00	    4,255.41	 519.15	 15,112.56
			=====	  ========	=====	    ========	=======	  ========







































						- A-8 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 1/5


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets if necessary.



BANK RECONCILIATIONS			MONTH:	JANUARY  2008
							  -------------------
					Account #1	Account #2	Account #3
					------------------------------------------
A. BANK					PNC BANK----------------------------------
B. ACCOUNT NUMBER			2161326		2184149		2880718
C. PURPOSE (TYPE)			OPERATING	PAYROLL		HEALTHCARE	 TOTAL
--------------------			---------	--------	----------	------
1. BALANCE PER BANK STATEMENT		$ 40,017	$      0	$ 43,465
2. ADD: TOTAL DEPOSITS NOT CREDITED	       -	       -	       -
3. SUBTRACT: OUTSTANDING CHECKS	  70,924	       -	  43,465
4. OTHER RECONCILING ITEMS		 179,806	       -	       -
5. MONTH END BALANCE PER BOOKS	$148,899	$      0	$      0 	$148,899
6. NUMBER OF LAST CHECK WRITTEN	   30280



INVESTMENT ACCOUNTS

					DATE OF		 TYPE OF 	PURCHASE	CURRENT
BANK ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	  PRICE		 VALUE
--------------------------		--------	----------	---------	---------
							 OVERNIGHT
7. PNC - 2161326			  VAR		MONEY MARKET	$179,806	$  179,806
8.
9.
10.
11. TOTAL INVESTMENT									$  179,806



CASH

12. CURRENCY ON HAND									$      200

13. TOTAL CASH END OF MONTH								$  455,378





















						- A-9 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 2/5


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets if necessary.




BANK RECONCILIATIONS			MONTH:     JANUARY 2008
							  -------------------
					Account #1	Account #2	Account #3
					------------------------------------------
A. BANK					  PNC		  PNC		  PNC
B. ACCOUNT NUMBER			10382890	1011567058	1896806
C. PURPOSE (TYPE)			PENSION		PENSION		WORK FUND	 TOTAL
--------------------			--------	----------	---------	-------
1. BALANCE PER BANK STATEMENT		$  1,163	$      0	$  6,488
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	   1,163	   	   	   6,488
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS	$      0	$      0	$      0 	$     0
6. NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS

					DATE OF		 TYPE OF 	PURCHASE	CURRENT
BANK ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	  PRICE		 VALUE
--------------------------		--------	----------	---------	---------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH






















						- A-10 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 3/5


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets if necessary.



BANK RECONCILIATIONS			MONTH:     JANUARY 2008
							  -------------------
					Account #1	Account #2	Account #3
					------------------------------------------
A. BANK					    PNC		   PNC		    PNC
B. ACCOUNT NUMBER			  1898000	 1904706	  1910807
C. PURPOSE (TYPE)			  CPI-OP	 CPI-PAY	  CPI-PEN	 TOTAL
--------------------------		---------	--------	---------	------
1. BALANCE PER BANK STATEMENT		$      0	$      0	$  4,665
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	       0	       0 	   4,665
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS	$      0	$      0	$      0 	$     0
6. NUMBER OF LAST CHECK WRITTEN	   25673



INVESTMENT ACCOUNTS

					DATE OF		 TYPE OF 	PURCHASE	CURRENT
BANK ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	  PRICE		 VALUE
--------------------------		--------	----------	---------	---------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH




















						- A-11 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 4/5


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets if necessary.



BANK RECONCILIATIONS			MONTH:      JANUARY 2008
							  -------------------
					Account #1	Account #2	Account #3
					------------------------------------------
A. BANK					    PNC		 FIFTH THIRD-----------
B. ACCOUNT NUMBER			  1914007	 7512940417	  1055011
C. PURPOSE (TYPE)			  LOCK-BOX	 DISBURSING	  LOCK-BOX	 TOTAL
-----------------------		----------	-----------	----------	------
1. BALANCE PER BANK STATEMENT		$ 258,088	$ 393,991	$  48,191
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	  		  393,991
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS	$ 258,088	$       0	$  48,191 	$ 306,279
6. NUMBER OF LAST CHECK WRITTEN	                  108201



INVESTMENT ACCOUNTS

					DATE OF		 TYPE OF 	PURCHASE	CURRENT
BANK ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	  PRICE		 VALUE
--------------------------		--------	----------	---------	---------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH






















						- A-12 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 5/5


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets if necessary.



BANK RECONCILIATIONS			MONTH:      JANUARY 2008
							  -------------------
					Account #1	Account #2	Account #3
					------------------------------------------
A. BANK					FIFTH THIRD
B. ACCOUNT NUMBER			  1065629
C. PURPOSE (TYPE)			  PAYROLL	 		 		 TOTAL
-----------------------		----------					-------
1. BALANCE PER BANK STATEMENT		$     0
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS	$     0
6. NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS

					DATE OF		 TYPE OF 	PURCHASE	CURRENT
BANK ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	  PRICE		 VALUE
--------------------------		--------	----------	---------	---------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH






















						- A-13 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 6									page 1/2
PAYMENTS TO INSIDERS and PROFESSIONALS
JANUARY 2008




								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $ 1,500		$ 3,000
Thomas L. Cassidy			Director fees	  $ 1,500		$ 3,000
David E. Jackson			Director fees	  $ 1,500		$ 3,000
Joseph C. Lawyer			Director fees	  $ 4,625		$ 9,250
John G. Poole			Director fees	  $ 5,000		$10,000
Kimball J. Bradley, CEO		Salary		  $32,627		$65,254
John M. Froehlich, CFO		Salary		  $18,255		$36,510
Thomas J. Vogel, VP		Salary		  $ 9,350		$18,700






											    TOTAL
				DATE OF		    PAID THIS	 TOTAL   INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO    AND
				 ORDER	APPROVED	AMOUNT	  DATE    UNPAID
				-------	--------  ---------	-------  ---------
PROFESSIONALS:
--------------

Lincoln International    1/24/08    $20,792    $20,792      $20,792
Reid and Riege, PC      11/28/07                                      $106,694
























						- A-14 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 6									page 2/2
POST PETITION STATUS OF SECURED NOTES
LEASES AND ADEQUATE PROTECTION PAYMENTS
JANUARY 2008
------------


						 MONTHLY	 PAID		 POST
						INTEREST	INTEREST	PETITION
						 PAYM'TS	 DURING	INTEREST
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	Steel Partners				 $ 39,181	 $ 39,181	 $      0
	Paradigm Capital			 $ 11,031	 $ 11,031	 $      0
	U.S. Bank, as Trustee			 $745,527	 $ 50,000	 $645,527









						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	LEASES				   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0
	Total Equipment Co			 $  3,197	 $  3,197	 $      0
	Hyster Capital				 $  2,043	 $  2,043	 $      0
	Equipco					 $  1,494	 $  1,494	 $      0




































						- A-15 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 7

QUESTIONNAIRE
-------------
											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT-									 X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES-									 X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD-									 X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BYU THE DEBTOR FROM ANY PARTY?	  X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
10.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
11.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
12.ARE ANY WAGE PAYMENTS PAST DUE?								 X


IF THE ANSWER TO ANY OF TH EABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

	5.  Loans from Wachovia Bank re: DIP Financing




INSURANCE
---------
											YES	NO
											---	---
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
	INSURANCE COVERAGES IN EFFECT?						  X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?						  X
3. PLEASE ITEMIZE POLICIES BELOW.	SEE PAGE 2


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEET IF NECESSARY.






TYPE OF POLICY			CARRIER		PERIOD COVERED		PAYMENT AMOUNT
									& FREQUENCY
----------------		-------		--------------		--------------

	SEE PAGE 2--------------------------------------------------------------


















						- A-16 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ADDENDUM TO ACCRUAL BASIS - 7							page 2/2
ITEMIZED INSURANCE POLICIES



	CARRIER				COVERAGE			PERIOD COVERED

	Lexington Insurance			Property/Machinery Breakdown	April 2007-March 2008

	Liberty Surplus Insurance Corp	General Liability		April 2007-March 2008

	American Intern'l Specialty		Umbrella Liability		April 2007-March 2008

	Insurance Co. of PA			International liability	April 2007-March 2008

	National Union Fire Insurance		Kidnap,Ransom/-Extortion	April 2007-March 2008

	American Home Assurance Co		Crime				April 2007-March 2008

	American Home Assurance Co		Workers' Compensation		April 2007-March 2008

	National Union Fire Insurance		D&O Liability			  July 2007-June 2008





	PAYMENTS - all current:
	-----------------------

	For April thru March Policies:
		Down payment made and balance financed with Westfield Bank
			Nine Installments payments - May 2007 thru Jan 2008


	For D&O policy:
		Down payment made and balance financed with Westfield Bank
			Nine Installments payments - July 2007 thru March 2008




















						- A-17 -

19293.000/451396.1